For Release Immediately
-----------------------

                 INTERUNION CLOSES MERGER WITH BMB HOLDING, INC.
                       AND US$10,100,000 PRIVATE PLACEMENT
                       FOR KAZAKHSTAN OIL & GAS OPERATIONS

Palm Beach, Fl. December 1, 2003: InterUnion Financial Corporation ("InterUnion") (OTCBB: IUFN), announced today that it has acquired all the shares of BMB Holding Inc. ("BMB"). The merger with BMB announced on August 18, 2003, was closed on November 25, 2003 and the US$10,100,000 Private Placement closed November 26, 2003. Upon receiving certification from the State of Delaware, InterUnion will change its name to BMB Munai Inc. ("BMB Munai") and consolidate its common shares on the basis of 1 new share for 10 old shares resulting into 19,829,292 common shares outstanding.

BMB indirectly holds a 70% interest in the Aksaz, Dolinnoe and Emir Oil fields ("ADE fields") in Kazakhstan (the "Acquisition").

"After having been a business bank for close to ten years and having profitably sold our two main assets: the investment management subsidiary, InterUnion Asset Management to a United Kingdom based group, and the private equity subsidiary Credifinance Capital Corp. of Palm Beach, Fl., to our major shareholder, we were presented with a new business opportunity by Credifinance Securities Limited of Toronto, Canada. Credifinance expertise in the Caspian Sea has been instrumental for a number of success stories in the sector, hence our decision to partner and finance an oil and gas company which is located in one of the most coveted areas in the world," said Georges Benarroch, former President of InterUnion and President of Credifinance, who continued, "it is the first time that such an outstanding Kazakh group: acknowledged expertise, right pedigree, valuable connections and proper credentials has decided to use the `western way' in obtaining financing for a venture through a merger with a North American public vehicle. The success of the financing speaks for itself: whereas most, if not all new ventures in Kazakhstan had a slow start, it took only 4 months to complete the merger and obtain funds from the most sophisticated international institutions following the CIS market."

Alex Agaian, the new President and CEO of BMB Munai (formerly InterUnion) declared: "Together with the other directors of BMB Munai, I look forward to a successful venture. The next months will be extremely busy for us as we shall take advantage of the evaluation reports we have received from PGS Reservoir Consultants of Oslo, Norway and McDaniel & Associates of Calgary, Canada to develop our reserves further. Our immediate plan is to conclude negotiation for the purchase of the 30% interest in the ADE field that we do not own; finish some time in January 2004 the 3D seismic work we have undertaken in October 2003, and be able to announce test production on the Dolinnoe # 1 and Emir #1 wells by the end of January 2004." Mr. Agaian continued: "Kazakhstan is a land of opportunity not only for oil and gas companies but in all sectors as investors and entrepreneurs can enjoy an environment beneficial for business".

BMB Munai Inc., (formerly InterUnion) is a Delaware corporation, with offices in New York City and Almaty, Kazakhstan, which is engaged in the exploration, development, exploitation and production of crude oil and natural gas. The Company's operations are primarily focused onshore in the hydrocarbon rich Caspian region in the Republic of Kazakhstan. Emir Oil LLC., a 70% subsidiary of BMB, is a limited liability corporation organized under the laws of Kazakhstan. Emir Oil principal asset is its license for the ADE Fields - Aksaz, Dolinnoe and Emir - located 45 kilometers northeast of the Caspian Sea port city of Aktau, in the Mangistau Oblast of western Kazakhstan.

The new directors of BMB Munai (formerly InterUnion) are (by alphabetical order):

         - Dr. Alexandre Agaian: since founding the very first commercial bank in the USSR in 1988: the Innovation Bank of St Petersburg, Dr

              Agaian, a resident of the U.S., has served as Chairman or President of a number of banks and companies in Russia and the U.S.A.

         - Mr. Bakhytbek Baiseitov: after a successful career at the State Bank of Kazakhstan and being the youngest Head of the Industrial Department of the Kazakh Republican Office of the State Bank of the USSR, Mr. Baiseitov founded Bank CenterCredit, the first private (cooperative) bank in the USSR of which he is the Chairman. Amongst a number of other positions held in the private and public sectors, Mr. Baiseitov is also the President of the Banking Association of Kazakhstan.

         - Mr. Georges Benarroch: with 25 years experience in investment banking, Mr. Benarroch has managed or controlled through holding companies a number of private and public entities in Canada, the US and Switzerland. Mr. Benarroch is the former President of InterUnion Financial Corporation (now BMB Munai Inc.), former Chairman of InterUnion Asset Management, a $1.5 billion asset management corporation he has founded, former Chairman of Credifinance Gestion S.A., a $4 billion advisory firm he has founded. He is currently President of Credifinance Capital Corp., a private equity firm based in Florida and of Credifinance
              Securities Limited, of Toronto, a specialized institutional investment bank. Mr. Benarroch sits on the board of a number of international corporations and charitable organizations.

         - Mr. Boris Cherdabayev: with over 30 years experience in the international petroleum industry, Mr. Cherdabayev has been on the board of directors or been an executive officer for a number of companies active in the Caspian Sea area: TCO TengizChevroil, Kazakhoil (the national company), Uzenmunaygas, Kazakhoil-Emba,
              KazakhstanCaspiShelf, Mangistau Munai Gas, Mangyshlakneft, Karakadukmunai and a number of other corporations.

         - Dr. Mirgali Kunayev: with over 20 years experience in the petroleum industry, Dr. Kunayev serves as Chairman of AralParker, a joint venture between Parker Drilling, a U.S. drilling services company and AralNedra. Dr. Kunayev was President of KazakhstanCaspiShelf, a state oil company. Dr Kunayev currently is on the board of directors of Bank CenterCredit, several companies operating on and off-shore the pre-Caspian basin and a number of other public or private corporations in Kazakhstan and the U.S.A.


Contacts:         Georges Benarroch,
                  (416) 955-0159

                  Alexandre Agaian
                  (212) 534-4898

The information contained in this release includes forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied. Forward-looking statements involve risks and uncertainties, including but not limited to, such risks as are described in the Company's annual report.

                                      -2-



================================================================================

For Release Immediately
-----------------------


     INTERUNION SIGNS LETTER OF INTENT FOR OIL & GAS PROPERTY IN KAZAKHSTAN



Palm Beach, Fl. August 18, 2003: InterUnion Financial Corporation ("InterUnion") (OTCBB: IUFN), announced today that it has entered into a non-binding Letter of Intent (the "LOI") with BMB Holding, Inc. ("BMB"), a Delaware corporation with offices in New York and Almaty, Kazakhstan, for the proposed acquisition by InterUnion of all of the outstanding shares of BMB, which indirectly holds a 70% interest in the Aksaz, Dolinnoe and Emir oil fields in Kazakhstan (the "Acquisition").

The proposed Acquisition is subject to certain conditions, including due diligence, the execution of a definitive agreement and approval of the Acquisition by the board of directors and shareholders of the respective companies as well as all regulatory and other approvals.

The terms of the Acquisition provide that InterUnion will issue to the shareholders of BMB 142,857,143 Common Shares, nominate 4 directors of BMB to the InterUnion board of directors, will obtain InterUnion shareholders approval for a share consolidation on the basis of one InterUnion share for ten old InterUnion shares and will raise up to $10 million ("the Financing"). InterUnion and BMB expect that the Closing of the Acquisition and of the Financing will occur on or before October 27, 2003.

BMB has secured the services of Credifinance Securities Limited, of Toronto, Canada ("Credifinance") as advisor for the Acquisition and to raise a maximum of $10,000,000. Since interest for investments in the CIS has developed in 1994, Credifinance has provided expert advice on all aspects of investment banking, including Toronto Stock Exchange sponsorship, and arranged financing for a number of US and Canadian oil & gas companies in and around the Caspian Sea.


BMB

BMB Holding, Inc. is an independent company engaged in the exploration, development, exploitation and production of crude oil and natural gas. The Company's operations are primarily focused onshore in the hydrocarbon rich Caspian Sea region of the Republic of Kazakhstan. BMB conducts its operations in Kazakhstan through a 70%-owned subsidiary, Emir Oil, LLC ("Emir Oil"). Emir Oil is a limited liability corporation organized under the laws of Kazakhstan.

Emir Oil's principal asset is its licence for the ADE Fields - Aksaz, Dolinnoe and Emir - located onshore, 45 kilometres northeast of the Caspian Sea port city of Aktau, in the Mangistau oblast of western Kazakhstan. The ADE hydrocarbon reserves have been evaluated by PGS Reservoir Consultants of Oslo, Norway. PGS estimates recoverable reserves in the three fields at 145 million barrels of oil and 400 billion cubic feet of natural gas (expected case). Of this, reserves currently in the proved category are estimated at 33 million barrels of oil and 100 billion cubic feet of natural gas.

The directors of BMB who will join the InterUnion board of directors are:

         - Mr. Boris Cherdabayev: a prominent figure in the Kazakhstan energy sector, with 30 years experience in the Petroleum industry. Mr. Cherdabayev has been on the board of directors or has been an executive of companies such as TCO TengizChevroil; national oil and gas company Kazakhoil; Uzenmunaygas; Kazakhoil-Emba; Kazakhstancaspiyshelf; MangistauMunaiGas, Mangyshlakneft;
              Karakadukmunai and many other entities;

         - Mr. Bakhytbek Baiseitov, a prominent figure in banking, business and political circles of Kazakhstan: after starting a brilliant career at the State Bank of Kazakhstan and being the youngest Head of the Industrial Department of the Kazakh Republican Office of the State Bank of the USSR, Mr. Baiseitov founded Bank CenterCredit, the first private (cooperative) bank in the USSR of which he was and still is Chairman. Amongst a number of other positions held in the private and public sectors, Mr. Baiseitov is also Chairman of Kazakhstan International Bank and President of The Banking Association of Kazakhstan;

         -    Dr. Mirgali Kunayev, a prominent figure in the business circles of
              Kazakhstan: Chairman of the Board of AralParket, a joint venture between Parker Drilling, a U.S. drilling company and AralNedra, a Kazakh company. Dr. Kunayev was a president of KazakhstanCaspiShelf, a state oil company. He is now on the board of directors of Bank CenterCredit, several oil & gas services companies operating on and offshore in the pre-Caspian basin and serves as Chairman and CEO of a U.S. public company, EMPS Corporation;

         - Dr. Alexandre Agaian: since creating the very first commercial bank in the USSR in 1988, the Innovation Bank of St. Petersburg, Dr. Agaian has served as Chairman or director of a number of banks or financial institutions in Russia and the U.S.

InterUnion

InterUnion Financial Corporation is a business bank specialized in providing financial services.


Contacts:         Georges Benarroch
                  (561) 845-2849
                  www.interunion-financial.com

                  Brad Peech
                  (416) 955-0159
                  www.credifinance.com

The information contained in this release includes forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied. Forward-looking statements involve risks and uncertainties, including but not limited to, such risks as are described in the Company's annual report.
                                       ###

                                      -2-
================================================================================

For Release Immediately
-----------------------


               INTERUNION CLOSES US.$5.9 MILLION PRIVATE PLACEMENT AND ANNOUNCES NEW US.$5.1 MILLION PRIVATE PLACEMENT

Palm Beach, Fl. November 18, 2003: InterUnion Financial Corporation ("InterUnion") (OTCBB: IUFN), announced today that it has met all the terms of the Letter of Intent (the "LOI") signed with BMB Holding, Inc. ("BMB") announced on August 18, 2003, for the acquisition by InterUnion of all the outstanding shares of BMB, which indirectly holds a 70% interest in the Aksaz, Dolinnoe and Emir Oil fields in Kazakhstan (the "Acquisition").

InterUnion has now received, in trust, $5.9 million, which are the proceeds of the Private Placement to accredited investors of 2,745,494 common shares of InterUnion (post-consolidation) at $2.15 per share. Closing of the Private Placement is expected to occur on or about November 20, 2003.

InterUnion, which will be renamed BMB Munai after the Closing, also confirmed the launching of a new Private Placement to accredited investors for a maximum of US$5.1 million (2,040,000 Common Shares, including the "green shoe" priced at $2.50 per share (post consolidation) to close on or before December 11, 2003. "This transaction has been well received by institutions with a solid knowledge of oil & gas exploration and production in the Caspian region. One of the most interesting features of the deal is the management team which comprises prominent Kazakh with second to none expertise and connections in the oil and gas as well as the banking sectors. It is the first time we see a local group using a public vehicle for acquisitions and financing, which bodes well for the future of this company" declared Georges Benarroch, President & CEO of InterUnion who is also the President & CEO of Credifinance Securities Limited of Toronto, Canada, an investment bank which has established an acknowledged expertise in research and fund raising for CIS projects.

BMB

BMB Holding, Inc. is a Delaware corporation, with offices in New York and Almaty, Kazakhstan, which is engaged in the development, exploitation, production and exploration of crude oil and natural gas. The Company's operations are primarily focused onshore in the hydrocarbon rich Caspian Sea region of the Republic of Kazakhstan. Emir Oil is a limited liability corporation organized under the laws of Kazakhstan. Emir Oil's principal asset is its licence for the ADE Fields - Aksaz, Dolinnoe and Emir - located onshore, 45 kilometres northeast of the Caspian Sea port city of Aktau, in the Mangistau oblast of western Kazakhstan. The ADE hydrocarbon reserves have been evaluated by PGS Reservoir Consultants of Oslo, Norway. PGS estimates recoverable reserves in the three fields at 145 million barrels of oil and 400 billion cubic feet of natural gas (expected case). Of this, reserves currently in the proved category are estimated at 33 million barrels of oil and 100 billion cubic feet of natural gas.

The directors of BMB who will join the InterUnion board of directors are:

         - Mr. Boris Cherdabayev: a prominent figure in the Kazakhstan energy sector, with 30 years experience in the Petroleum industry. Mr. Cherdabayev has been on the board of directors or has been an executive of companies such as TCO TengizChevroil; national oil and gas company Kazakhoil; Uzenmunaygas; Kazakhoil-Emba; Kazakhstancaspiyshelf; MangistauMunaiGas, Mangyshlakneft;
              Karakadukmunai and many other entities;

         - Mr. Bakhytbek Baiseitov, a prominent figure in banking, business and political circles of Kazakhstan: after starting a brilliant career at the State Bank of Kazakhstan and being the youngest Head of the Industrial Department of the Kazakh Republican Office of the State Bank of the USSR, Mr. Baiseitov founded Bank CenterCredit, the first private (cooperative) bank in the USSR of which he was and still is Chairman. Amongst a number of other positions held in the private and public sectors, Mr. Baiseitov is also Chairman of Kazakhstan International Bank and President of The Banking Association of Kazakhstan;

         -    Dr. Mirgali Kunayev, a prominent figure in the business circles of
              Kazakhstan: Chairman of the Board of AralParket, a joint venture between Parker Drilling, a U.S. drilling company and AralNedra, a Kazakh company. Dr. Kunayev was a president of KazakhstanCaspiShelf, a state oil company. He is now on the board of directors of Bank CenterCredit, several oil & gas services companies operating on and offshore in the pre-Caspian basin and serves as Chairman and CEO of a U.S. public company, EMPS Corporation;

         - Dr. Alexandre Agaian: since creating the very first commercial bank in the USSR in 1988, the Innovation Bank of St. Petersburg, Dr. Agaian has served as Chairman or director of a number of banks or financial institutions in Russia and the U.S.

InterUnion

InterUnion Financial Corporation is a business bank specialized in providing financial services.

Contacts:         Georges Benarroch,
                  President and Chief Executive Officer,
                  InterUnion Financial Corporation
                  (561) 845-2849
                  www.interunion-financial.com

                  Alexandre Agaian
                  President and Chief Executive Officer, BMB Holding, Inc.
                  (212) 534-4898

                  Brad Peech
                  Corporate Finance, Credifinance Securities Limited
                  (416) 955-0159
                  www.credifinance.com

The information contained in this release includes forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied. Forward-looking statements involve risks and uncertainties, including but not limited to, such risks as are described in the Company's annual report.
                                       ###
                                      -2-
================================================================================

For Release Immediately
-----------------------


        BMB'S EMIR OIL INITIATES WORK-OVER OF TWO OIL WELLS IN KAZAKHSTAN

              ALSO INTENDS TO COMMERCIALIZE NATURAL GAS PRODUCTION


Palm Beach, Fl. October 20, 2003: InterUnion Financial Corporation ("InterUnion") (OTCBB: IUFN), announced today that BMB Holding, Inc.'s 70%-owned subsidiary, Emir Oil, LLC ("Emir Oil") has initiated the work-over of two existing wells, one located on the Dolinnoe oil field (Dolinnoe-1) and the other on the Emir oil field (Emir-1), in Kazakhstan.

Preliminary results indicate that some service work has to be done to maintain a steady productivity rate on Dolinnoe-1. Emir-1 showed extremely high pressure and good productivity in a test that approximated 30 minutes in length. In accordance with local regulations, test production has been interrupted until local government inspectors approve a detailed work program with appropriate safety measures. More oil trucks will be acquired to provide a steady and smooth oil delivery to the oil storage facilities owned by BMB's 30% partner in Emir Oil.

Given these new field developments, representatives of McDaniel & Associates will be visiting Kazakhstan in early November to view the testing of Dolinnoe-1 and Emir-1 and to inspect the rest of the ADE block before finalizing their review of the reserves of the ADE Fields. It is anticipated that McDaniel & Associates will complete their review by mid-November. McDaniel & Associates Ltd. is a leading independent petroleum consulting firm that has provided its services in virtually all petroleum producing regions in the world including Kazakhstan, Russia, Ukraine, Onshore UK, North Sea, Indonesia, Australia, Africa, Middle East, North America, South America, Cuba and Trinidad.

BMB plans to tie into an existing, unused gas pipeline located near the ADE license in order to commercialize its natural gas production. It will give BMB access to the regional gas pipeline network and to the regional gas market. This market, including the City of Aktau, and local industries are experiencing a shortage of natural gas and BMB believes that there will be good demand for gas from BMB's ADE Fields.

On August 18, 2003, InterUnion announced that it entered into a non-binding Letter of Intent (the "LOI") with BMB Holding, Inc. ("BMB"), for the proposed acquisition by InterUnion of all of the outstanding shares of BMB, which indirectly holds a 70% interest in the Aksaz, Dolinnoe and Emir oil fields in Kazakhstan (the "Acquisition"). The terms of the Acquisition provide that InterUnion will issue to the shareholders of BMB 148,571,429 (revised from 142,857,143 announced on August 18, 2003) Common Shares. InterUnion and BMB expect that the Closing of the Acquisition and the previously announced financing will occur next month. The proposed Acquisition is subject to certain conditions, including due diligence, the execution of a definitive agreement and other necessary approvals.

BMB

BMB Holding, Inc. is a Delaware corporation, with offices in New York and Almaty, Kazakhstan, which is engaged in the development, exploitation, production and exploration of crude oil and natural gas. The Company's operations are primarily focused onshore in the hydrocarbon rich Caspian Sea region of the Republic of Kazakhstan. Emir Oil is a limited liability corporation organized under the laws of Kazakhstan. Emir Oil's principal asset is its licence for the ADE Fields - Aksaz, Dolinnoe and Emir - located onshore,

45 kilometres northeast of the Caspian Sea port city of Aktau, in the Mangistau oblast of western Kazakhstan. The ADE hydrocarbon reserves have been evaluated by PGS Reservoir Consultants of Oslo, Norway. PGS estimates recoverable reserves in the three fields at 145 million barrels of oil and 400 billion cubic feet of natural gas (expected case). Of this, reserves currently in the proved category are estimated at 33 million barrels of oil and 100 billion cubic feet of natural gas.


InterUnion

InterUnion Financial Corporation is a business bank specialized in providing financial services.

Contacts:         Georges Benarroch,
                  President and Chief Executive Officer,
                  InterUnion Financial Corporation
                  (561) 845-2849
                  www.interunion-financial.com

                  Alexandre Agaian
                  President and Chief Executive Officer, BMB Holdings, Inc.
                  (212) 534-4898

The information contained in this release includes forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied. Forward-looking statements involve risks and uncertainties, including but not limited to, such risks as are described in the Company's annual report.

                                       ###

                                      -2-
================================================================================

For Release Immediately
-----------------------


                 INTERUNION CLOSES MERGER WITH BMB HOLDING, INC.
                       AND US$10,100,000 PRIVATE PLACEMENT
                       FOR KAZAKHSTAN OIL & GAS OPERATIONS

Palm Beach, Fl. November 26, 2003: InterUnion Financial Corporation ("InterUnion") (OTCBB: IUFN), announced today that it has acquired all the shares of BMB Holding Inc. ("BMB"). The merger with BMB announced on August 18, 2003, was closed on November 25, 2003 and the US$10,100,000 Private Placement closed today. Upon receiving certification from the State of Delaware, InterUnion will change its name to BMB Munai Inc. ("BMB Munai") and consolidate its common shares on the basis of 1 new share for 10 old shares resulting into 19,829,292 common shares outstanding.

BMB indirectly holds a 70% interest in the Aksaz, Dolinnoe and Emir Oil fields ("ADE fields") in Kazakhstan (the "Acquisition").

"After having been a business bank for close to ten years and having profitably sold our two main assets: the investment management subsidiary, InterUnion Asset Management to a United Kingdom based group, and the private equity subsidiary Credifinance Capital Corp. of Palm Beach, Fl., to our major shareholder, we were presented with a new business opportunity by Credifinance Securities Limited of Toronto, Canada. Credifinance expertise in the Caspian Sea has been instrumental for a number of success stories in the sector, hence our decision to partner and finance an oil and gas company which is located in one of the most coveted areas in the world," said Georges Benarroch, former President of InterUnion and President of Credifinance, who continued, "it is the first time that such an outstanding Kazakh group: acknowledged expertise, right pedigree, valuable connections and proper credentials has decided to use the `western way' in obtaining financing for a venture through a merger with a North American public vehicle. The success of the financing speaks for itself: whereas most, if not all new ventures in Kazakhstan had a slow start, it took only 4 months to complete the merger and obtain funds from the most sophisticated international institutions following the CIS market."

Alex Agaian, the new President and CEO of BMB Munai (formerly InterUnion) declared: "Together with the other directors of BMB Munai, I look forward to a successful venture. The next months will be extremely busy for us as we shall take advantage of the evaluation reports we have received from PGS Reservoir Consultants of Oslo, Norway and McDaniel & Associates of Calgary, Canada to develop our reserves further. Our immediate plan is to conclude negotiation for the purchase of the 30% interest in the ADE field that we do not own; finish some time in January 2004 the 3D seismic work we have undertaken in October 2003, and be able to announce test production on the Dolinnoe # 1 and Emir #1 wells by the end of January 2004." Mr. Agaian continued: "Kazakhstan is a land of opportunity not only for oil and gas companies but in all sectors as investors and entrepreneurs can enjoy an environment beneficial for business".

BMB Munai Inc., (formerly InterUnion) is a Delaware corporation, with offices in New York City and Almaty, Kazakhstan, which is engaged in the exploration, development, exploitation and production of crude oil and natural gas. The Company's operations are primarily focused onshore in the hydrocarbon rich Caspian region in the Republic of Kazakhstan. Emir Oil LLC., a 70% subsidiary of BMB, is a limited liability corporation organized under the laws of Kazakhstan. Emir Oil principal asset is its license for the ADE Fields - Aksaz, Dolinnoe and Emir - located 45 kilometers northeast of the Caspian Sea port city of Aktau, in the Mangistau Oblast of western Kazakhstan.

The new directors of BMB Munai (formerly InterUnion) are (by alphabetical order):

         - Dr. Alexandre Agaian: since founding the very first commercial bank in the USSR in 1988: the Innovation Bank of St Petersburg, Dr Agaian, a resident of the U.S., has served as Chairman or President of a number of banks and companies in Russia and the U.S.A.

         - Mr. Bakhytbek Baiseitov: after a successful career at the State Bank of Kazakhstan and being the youngest Head of the Industrial Department of the Kazakh Republican Office of the State Bank of the USSR, Mr. Baiseitov founded Bank CenterCredit, the first private (cooperative) bank in the USSR of which he is the Chairman. Amongst a number of other positions held in the private and public sectors, Mr. Baiseitov is also the President of the Banking Association of Kazakhstan.

         - Mr. Georges Benarroch: with 25 years experience in investment banking, Mr. Benarroch has managed or controlled through holding companies a number of private and public entities in Canada, the US and Switzerland. Mr. Benarroch is the former President of InterUnion Financial Corporation (now BMB Munai Inc.), former Chairman of InterUnion Asset Management, a $1.5 billion asset management corporation he has founded, former Chairman of Credifinance Gestion S.A., a $4 billion advisory firm he has founded. He is currently President of Credifinance Capital Corp., a private equity firm based in Florida and of Credifinance
              Securities Limited, of Toronto, a specialized institutional investment bank. Mr. Benarroch sits on the board of a number of international corporations and charitable organizations.

         - Mr. Boris Cherdabayev: with over 30 years experience in the international petroleum industry, Mr. Cherdabayev has been on the board of directors or been an executive officer for a number of companies active in the Caspian Sea area: TCO TengizChevroil, Kazakhoil (the national company), Uzenmunaygas, Kazakhoil-Emba,
              KazakhstanCaspiShelf, Mangistau Munai Gas, Mangyshlakneft, Karakadukmunai and a number of other corporations.

         - Dr. Mirgali Kunayev: with over 20 years experience in the petroleum industry, Dr. Kunayev serves as Chairman of AralParker, a joint venture between Parker Drilling, a U.S. drilling services company and AralNedra. Dr. Kunayev was President of KazakhstanCaspiShelf, a state oil company. Dr Kunayev currently is on the board of directors of Bank CenterCredit, several companies operating on and off-shore the pre-Caspian basin and a number of other public or private corporations in Kazakhstan and the U.S.A.


Contacts:         Georges Benarroch,
                  (416) 955-0159

                  Alexandre Agaian
                  (212) 534-4898

The information contained in this release includes forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied. Forward-looking statements involve risks and uncertainties, including but not limited to, such risks as are described in the Company's annual report.

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